UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 27, 2000

                                ADATOM.COM, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                         0-22947            43-1771999
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                 920 Hillview Court, Suite 160
                  Milpitas, California                           95035
         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (408) 935-7979

                                       N/A
          (Former Name or Former Address if Changed Since Last Report)

Item 5.  Other Events.
         -------------

         On September 27, 2000, the registrant issued to private investors 1,200 shares of its Series B Convertible Preferred Stock pursuant to certain documentation attached as exhibits to this Report. The gross purchase price of the Preferred Stock was $1,200,000. The proceeds of this capital have been completely committed. The registrant also issued to investors warrants to purchase 272,725 common shares at an exercise price of $.89375 per share and warrants to purchase 272,725 common shares at an exercise price of $.825 per share and issued to the placement agent in the transaction a warrant to purchase 54,545 common shares at an exercise price of $.825 per share. The warrants expire on September 27, 2005.

         As noted below, prior to the closing of this investment, in August and September several officers and directors of the Company entered into financing transactions with the Company, in most cases for the purpose of providing the Company with working capital.


------------------------------------ -------------------------------------------------------------------
             AFFILIATE                                     NATURE OF TRANSACTION
------------------------------------ -------------------------------------------------------------------
Richard S. Barton                    Loan of $15,085.92 to Company authorized by Board of Directors on
Chairman and Chief Executive         September 21, 2000 and funded on  September 8, 2000
Officer
------------------------------------ -------------------------------------------------------------------
                                     Loan of $20,000 to  Company  authorized  by Board of Directors on
                                     September  21, 2000 and funded on September 15, 2000
------------------------------------ -------------------------------------------------------------------
                                     Loan of $4,719.23 to Company  authorized by Board of Directors on
                                     September  21, 2000 and funded on September 21, 2000
------------------------------------ -------------------------------------------------------------------
David Cannon                         Board resolutions of September 1, 2000 authorizing issuance of Vice
President  Information               100,000  shares  of  common  stock  to David  Cannon  in
Technology                           repayment of amounts owed to WebMediaMasters, a company owned by
and Web Design                       Mr. Cannon. These shares have not yet been issued.
------------------------------------ -------------------------------------------------------------------
Ralph K. Frasier                     Issuance of 105,504 common shares to Ralph K. Frasier for
Director                             $100,000 at a 15% discount to market price, authorized by Board of Directors  on  September 8, 2000,  along with piggyback registration  rights. These shares have not yet been issued.
------------------------------------ -------------------------------------------------------------------
Sridhar  Jagannathan                 Loan of  $8,710.02  to  Company  authorized  by  Board  of
Chief  Technology  Officer           Directors on August 31, 2000 and funded on August 15, 2000
Executive Vice President and
Secretary
------------------------------------ -------------------------------------------------------------------
                                     Warrant for 300,000 common shares, exercisable from August 31,
                                     2003 to August 31, 2006 with piggyback registration rights.
------------------------------------ -------------------------------------------------------------------
                                     Warrant for 200,000 common shares, exercisable from August 31,
                                     2005 to August 31, 2008 with piggyback registration rights.
------------------------------------ -------------------------------------------------------------------


         Statements in this report that are not statements or descriptions of historical facts are forward-looking statements that are subject to risks and uncertainties. Words such as "expect," "intends," "believes," "plans,"
"anticipates" and "likely" also identify forward-looking statements. All forward-looking statements are based on current facts and analyses. Actual results may differ materially from those currently anticipated due to a number of factors including, but not limited to, history of operating losses, anticipated future losses, competition, future capital needs, the need for market acceptance, dependence upon third parties, disruption of vital infrastructure and intellectual property rights, government regulation; various risks relating to operating in China, including: various new and unfamiliar regulatory requirements; the risks of being subject to a different legal system in which prior court decisions may not have as much precedential value as in common law countries; the risk of inadequate or inconsistent enforcement of intellectual property rights; issues relating to currency exchange; fluctuations in exchange rates and restrictions on repatriation of currency; the risks associated with doing business in a country with a more volatile economy; the effects of possible political and economic changes and disruptions; establishment of and change in government policies and regulations regarding the use of the internet, including taxation, censorship and personal privacy issues; tariffs and other barriers; difficulties in staffing and managing foreign operations; and other risks. All forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995.
Additional information on factors that may affect the business and financial results of the Company can be found in filings of the Company with the Securities and Exchange Commission, including but not limited to the Company's Quarterly Report on Form 10-QSB for the Quarter Ended June 30, 2000.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (c)      Exhibits. The exhibits to this Report are incorporated by
                  --------
 reference to the Exhibit Index appearing on page E-1 hereof.








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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 3, 2000

                                          ADATOM.COM, INC.



                                       By:/s/RICHARD S. BARTON
                                          --------------------
                                          Richard S. Barton
                                          Chairman and Chief Executive Officer









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


                                  Exhibit Index
                                  -------------


EXHIBIT NO.           DESCRIPTION OF EXHIBIT
-----------           ----------------------

Exhibit
Number          Description
------          -----------

4.39            Certificate  of   Designations   relating  to  Series  B
                Convertible Preferred Stock, as filed with Delaware Secretary of State on September 22, 2000

4.40 Securities Purchase Agreement relating to Series B Convertible Preferred Stock, dated September 27, 2000

4.41 Registration Rights Agreement relating to Series B Convertible Preferred Stock, dated September 27, 2000

4.42 Form of A Warrant issued to purchasers of Series B Convertible Preferred Stock on September 27, 2000

4.43 Form of B Warrant issued to purchasers of Series B Convertible Preferred Stock and to Astor Capital, Inc. on September 27, 2000







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